UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2006

GLENBOROUGH REALTY TRUST
INCORPORATED
(Exact name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-14162 (Commission File Number)	94-3211970 (IRS Employer Identification No.)
400 South El Camino Real, Ste. 1100, San Mateo, California 94402
(Address of principal executive offices)
Registrant’s telephone number, including area code: (650) 343-9300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     (b)     Effective September 27, 2006, Mr. Alvin Fong, Vice President and Chief Accounting Officer of Glenborough Realty Trust Incorporated (the “Company”), is no longer employed by the Company. Mr. Brian Peay, the Company’s Executive Vice President and Chief Financial Officer, and as the Company’s principal financial officer, will assume the principal accounting officer’s duties formerly performed by Mr. Fong.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLENBOROUGH REALTY TRUST INCORPORATED
Date: October 2, 2006	By:	/s/ Brian S. Peay
Brian S. Peay
Executive Vice President and Chief Financial Officer